UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                  June 14, 2005
                               ------------------

                               NL Industries, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      New Jersey                      1-640                    13-5267260
  -------------------           ------------------          -----------------
    (State or other                (Commission               (IRS Employer
    jurisdiction of                File Number)              Identification
    incorporation)                                                 No.)

    5430 LBJ Freeway, Suite 1700, Dallas, Texas                  75240-2697
   ----------------------------------------------               ------------
     (Address of principal executive offices)                    (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------


             (Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant  to  Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to  Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

     The information disclosed by Kronos International, Inc., a Delaware corporation and an affiliate of the registrant ("Kronos International"), under
Item 1.01 of the Current Report on Form 8-K that Kronos International (File No. 333-100047) filed with the U.S. Securities and Exchange Commission on June 20, 2005 is hereby incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

     (c) Exhibits.

          Item No.     Exhibit Index
         ----------    ---------------------------------------------------------
          10.1         Second   Amendment   Agreement   Relating   to  a  Credit
                       Facility  Agreement  dated June 25,  2002  executed as of
                       June 14, 2005 by and among Deutsche Bank AG, as mandated lead arranger, Deutsche Bank Luxembourg S.A., as agent, the participating lenders, Kronos Titan GmbH, Kronos
                       Europe  S.A./N.V,  Kronos  Titan  AS,  Kronos  Norge  AS,
                       Titania AS and Kronos Denmark ApS (incorporated by reference to Exhibit 10.1 to the Current Report on Form
                       8-K filed by Kronos International (File No. 333-100047) with the U.S. Securities and Exchange Commission on June
                       20, 2005).

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NL Industries, Inc.
                                         (Registrant)




                                         By:    /s/ Gregory M. Swalwell
                                                ----------------------------
                                                Gregory M. Swalwell
                                                Vice President, Finance and
                                                Chief Financial Officer



Date:  June 20, 2005